                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned Director or officer of Builders Transport, Incorporated, a Delaware corporation (the "Company") hereby constitutes and appoints Stanford M. Dinstein, John R. Morris, Robert Y. Fox, T. Michael Guthrie or Robert E. Lee Garner the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in each of said agents and attorneys-in-fact, acting singly, to sign for the undersigned, as Director or an officer of the Company, or as both, the Company's 1995 Annual Report on Form 10-K to be filed with the Securities and Exchange Commission, Washington, D.C. under the Securities Exchange Act of 1934, and to sign any amendment or amendments to such Annual Report, including an Annual Report pursuant to Form 11-K to be filed as an amendment to the Form 10-K; hereby ratifying and confirming all acts taken by such agents and attorneys-in-fact as herein authorized.

DATED: March 15, 1996.

                                          /s/  DAVID C. WALENTAS
                                          --------------------------------------
                                                    David C. Walentas

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned Director or officer of Builders Transport, Incorporated, a Delaware corporation (the "Company") hereby constitutes and appoints David C. Walentas, John R. Morris, Robert Y. Fox, T. Michael Guthrie or Robert E. Lee Garner the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in each of said agents and attorneys-in-fact, acting singly, to sign for the undersigned, as Director or an officer of the Company, or as both, the Company's 1995 Annual Report on Form 10-K to be filed with the Securities and Exchange Commission, Washington, D.C. under the Securities Exchange Act of 1934, and to sign any amendment or amendments to such Annual Report, including an Annual Report pursuant to Form 11-K to be filed as an amendment to the Form 10-K; hereby ratifying and confirming all acts taken by such agents and attorneys-in-fact as herein authorized.

DATED: March 15, 1996.

                                          /s/  STANFORD M. DINSTEIN
                                          --------------------------------------
                                                   Stanford M. Dinstein

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned Director or officer of Builders Transport, Incorporated, a Delaware corporation (the "Company") hereby constitutes and appoints David C. Walentas, Stanford M. Dinstein, Robert Y. Fox,
T. Michael Guthrie or Robert E. Lee Garner the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in each of said agents and attorneys-in-fact, acting singly, to sign for the undersigned, as Director or an officer of the Company, or as both, the Company's 1995 Annual Report on Form 10-K to be filed with the Securities and Exchange Commission, Washington, D.C. under the Securities Exchange Act of 1934, and to sign any amendment or amendments to such Annual Report, including an Annual Report pursuant to Form 11-K to be filed as an amendment to the Form 10-K; hereby ratifying and confirming all acts taken by such agents and attorneys-in-fact as herein authorized.

DATED: March 15, 1996.

                                          /s/  JOHN R. MORRIS
                                          --------------------------------------
                                                      John R. Morris

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned Director or officer of Builders Transport, Incorporated, a Delaware corporation (the "Company") hereby constitutes and appoints David C. Walentas, Stanford M. Dinstein, John R. Morris, Robert Y. Fox, T. Michael Guthrie or Robert E. Lee Garner the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in each of said agents and attorneys-in-fact, acting singly, to sign for the undersigned, as Director or an officer of the Company, or as both, the Company's 1995 Annual Report on Form 10-K to be filed with the Securities and Exchange Commission, Washington, D.C. under the Securities Exchange Act of 1934, and to sign any amendment or amendments to such Annual Report, including an Annual Report pursuant to Form 11-K to be filed as an amendment to the Form 10-K; hereby ratifying and confirming all acts taken by such agents and attorneys-in-fact as herein authorized.

DATED: March 15, 1996.

                                          /s/  ARTHUR C. BAXTER
                                          --------------------------------------
                                                     Arthur C. Baxter

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned Director or officer of Builders Transport, Incorporated, a Delaware corporation (the "Company") hereby constitutes and appoints David C. Walentas, Stanford M. Dinstein, John R. Morris, Robert Y. Fox, T. Michael Guthrie or Robert E. Lee Garner the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in each of said agents and attorneys-in-fact, acting singly, to sign for the undersigned, as Director or an officer of the Company, or as both, the Company's 1995 Annual Report on Form 10-K to be filed with the Securities and Exchange Commission, Washington, D.C. under the Securities Exchange Act of 1934, and to sign any amendment or amendments to such Annual Report, including an Annual Report pursuant to Form 11-K to be filed as an amendment to the Form 10-K; hereby ratifying and confirming all acts taken by such agents and attorneys-in-fact as herein authorized.

DATED: March 15, 1996.

                                          /s/  FREDERICK S. MORTON
                                          --------------------------------------
                                                   Frederick S. Morton

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned Director or officer of Builders Transport, Incorporated, a Delaware corporation (the "Company") hereby constitutes and appoints David C. Walentas, Stanford M. Dinstein, John R. Morris, Robert Y. Fox, T. Michael Guthrie or Robert E. Lee Garner the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in each of said agents and attorneys-in-fact, acting singly, to sign for the undersigned, as Director or an officer of the Company, or as both, the Company's 1995 Annual Report on Form 10-K to be filed with the Securities and Exchange Commission, Washington, D.C. under the Securities Exchange Act of 1934, and to sign any amendment or amendments to such Annual Report, including an Annual Report pursuant to Form 11-K to be filed as an amendment to the Form 10-K; hereby ratifying and confirming all acts taken by such agents and attorneys-in-fact as herein authorized.

DATED: March 15, 1996.

                                          /s/  T. MICHAEL GUTHRIE
                                          --------------------------------------
                                                    T. Michael Guthrie

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned Director or officer of Builders Transport, Incorporated, a Delaware corporation (the "Company") hereby constitutes and appoints David C. Walentas, Stanford M. Dinstein, John R. Morris, Robert Y. Fox, T. Michael Guthrie or Robert E. Lee Garner the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in each of said agents and attorneys-in-fact, acting singly, to sign for the undersigned, as Director or an officer of the Company, or as both, the Company's 1995 Annual Report on Form 10-K to be filed with the Securities and Exchange Commission, Washington, D.C. under the Securities Exchange Act of 1934, and to sign any amendment or amendments to such Annual Report, including an Annual Report pursuant to Form 11-K to be filed as an amendment to the Form 10-K; hereby ratifying and confirming all acts taken by such agents and attorneys-in-fact as herein authorized.

DATED: March 15, 1996.

                                          /s/  ROBERT Y. FOX
                                          --------------------------------------
                                                      Robert Y. Fox

                        BUILDERS TRANSPORT, INCORPORATED

                            SECRETARY'S CERTIFICATE

I, Robert E. Lee Garner, hereby certify as follows:

          1. I am the Secretary of Builders Transport, Incorporated, a corporation duly organized and existing in good standing under the laws of the State of Delaware (the "Company"), and as such I am authorized to execute and deliver this certificate.

          2. Attached hereto as Annex I is a true, complete and correct copy of a resolution duly adopted on November 10, 1995, by the Company's Board of Directors; said resolution has not been altered, amended or repealed; said resolution has been in full force and effect at all times since the date of its adoption; and said resolution is in full force and effect as of the date of this certificate.

IN WITNESS WHEREOF, I have hereunto set my hand as of this 27th day of March, 1996.

                                          /s/  ROBERT E. LEE GARNER
                                          --------------------------------------
                                                   Robert E. Lee Garner
                                                        Secretary
                                             Builders Transport, Incorporated

                                                                         ANNEX I

RESOLVED, that in connection with the preparation and filing of the Company's Annual Report on Form 10-K with the Securities and Exchange Commission, each of the Company's officers and Directors who may be required to execute said Form 10-K or any amendment thereto (whether on behalf of the Company or as an officer or Director thereof or by attesting the seal of the Company or otherwise) be, and he hereby is, authorized to execute a power of attorney appointing the Company's Chairman of the Board of Directors, the Vice Chairman of the Board of Directors and Chief Executive Officer, President, Treasurer or Secretary his true and lawful agent and attorney-in-fact to execute in his name, place and stead (in any such capacity) and as attorney and agent for the Company said Form 10-K and any and all amendments thereto, and all instruments necessary in connection therewith, to attest the seal of the Company thereon, and to file the same with the Securities and Exchange Commission, said attorney-in-fact and agent to have full power and authority to do and perform every act whatsoever necessary, appropriate or desirable to be done in the premises as fully and to all intents and purposes as any such officer or Director might or could do in person.